The Provident Bank               SELF-DIRECTED IRA          One East Fourth
                                 -----------------
IRA CENTER              Account Status:                     Street
One East Fourth Street           New                        Cincinnati, Ohio
Cincinnati, Ohio 45202          Change of Account           45202
Phone (513) 579-2841    Information                         Phone (513)
FAX (513) 763-4178      Account Number XXXXXXXX             579-2365
                                                            Fax (513) 763-4178
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                        OFFICE      RR#         USER ID

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The undersigned  (hereinafter  called the  "Participant")  hereby appoints The
Provident Bank as custodian and Provident Securities & Investment Co. (PSI) as broker for my Self-Directed Individual Retirement Account and certify the accuracy of the following information.

                             APPLICANT INFORMATION
FULL NAME   |X| MR.  |_| MRS.     SOCIAL SECURITY # DATE OF BIRTH
|_| MS.                           ###-##-####       3/31/35
Wesley P. Gluck
















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STREET ADDRESS                CITY        STATE     HOME PHONE #
     ZIP                                            513-474-0617
8213 Woodglen Drive           Cincinnati         OH
45255




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EMPLOYER NAME AND ADDRESS         OCCUPATION/POSITION BUSINESS PHONE
(FORMER EMPLOYER IF RETIRED)      Industrial        (812) 265-8814
Grote Manufacturing Madison,      Engineer
Indiana


 |X|  YES      I WANT MY
 NAME, ADDRESS AND
 |_|  NO

 SECURITIES
 POSITION
 DISCLOSED
 TO    ALL
 THE
 COMPANIES
 IN  WHICH
 I     OWN
 SECURITIES
 THAT  ARE
 REGISTERED
 IN
 NOMINEE
 OR STREET
 NAME.
- --------------------------
 |_|  YES      ARE YOU
 EMPLOYED BY AN INSURANCE
 |X|  NO       COMPANY,     ----------------------------------------------------
 MEMBER FIRM OR A STOCK
 EXCHANGE, A MUNICIPAL
 SECURITIES DEALER OR
 OTHER SECURITIES BROKER
 OR DEALER?
- -
 # |_|   YES      ARE YOU
 A 10% OR GREATER SHARE   TAX BRACKET ____ MARGINAL RATE   INVESTMENT OBJECTIVES
 |X|   NO        HOLDER   ANNUAL INCOME             NEW WORTH

  INVESTMENT KNOWLEDGE
   LIQUID NET WORTH

 OR POLICY MAKING
 OFFICER |_|  INCOME |_| |_| UNITED |_| $10M -  |_|  $10M -  |_|  $10M - $25,000
 OF A |_| GROWTH SAFETY OF |_| GOOD $25,000   $25,000      |_|  $25M - $50,000
 PUBLICLY  |_|      |_|    |_|  $25M -  |_|  $25M -  |_|  $51M -
 TRADED   SPECULATIVE PRINCIPAL EXTENSIVE     $50,000      $50,000      $100,000
 COMPANY?     |_|                |_|  $51M -  |_|  $51M -  |_|  OVER  $100,000
 If yes to                OTHER                   $100,000     $100,000
 either                                           |_|  OVER    |_|  OVER
 question,                                        $100,000     $100,000
 please                         SOURCE OF IRA FUNDS
 provide                    CONTRIBUTORY IRA      SEP/TRA     TRANSFER
 (name  of                  |_|  Current  Year    |_|         |X| IRA to IRA
 Company).                  |_|   Prior Year      Current   |_|  Due to Death
 Also,                                            Year      |_|   Due to Divorce
 provide                                          |_|
 account                                          Prior Year
 numbers
 of  other                              ROLLOVER
 accounts                               |_|  From IRA/Qualified Plan
 you    or                              |_|  Death Benefit Rollover
 members                                |_|  Direct Rollover
 of   your                              |_|  QDRO Rollover
 family
 have with
 us.
                BENEFICIARY DESIGNATION (PRIMARY BENEFICIARIES)
                   NAME ADDRESS RELATIONSIP SS # BIRTHDATE %
 -------------------------------------------------------------------------
                         ----------------------
Shirley A. Gluck  8213 Woodglen Drive      spouse   ###-##-####     3/10/35  100


                          CONTINGENT BENEFICIARY(IES)
                   NAME ADDRESS RELATIONSIP SS # BIRTHDATE %
- --------------------------  ----------------------------------------------
CITIZENSHIP: (CHECK Stephen P. Gluck  2736 Arbor Street,  son    ###-##-####
                                   10/17/61        50
           ONE)                                   Cinti, OH
 |X|U.S.           |_|
 NON RESIDENT ALIEN                               45209
 |_| RESIDENT ALIEN
 |_|  OTHER
Carla S. Glos 3529 Shaw Ave., Cinti, daughter ###-##-#### 12/9/65 50
                                      OH

                      45208


The benefits payable hereunder shall be paid in equal shares (or percentages indicated above) to the Primary Beneficiary(ies) who survive the Participant. If no Primary Beneficiary(ies) survives the Participant, the payment shall be made in equal shares (or percentages indicated above) to the Contingent Beneficiary(ies) who survive the Participant. If percentages shown above for surviving beneficiaries do not total 100%, benefits will be prorated in proportion to percentages shown. This Beneficiary Designation is subject to all of the terms and provisions of the Individual Retirement Account. This Beneficiary Designation shall be effective only if accepted by the Trustee/Custodian prior to the death of the Participant. The participant understands that if he/she is over 70 1/2, changing the beneficiary designation to name a beneficiary with a shorter life expectancy may affect the minimum required distributions from the Individual Retirement Account. The Participant reserves the right to change the above Beneficiary(ies) by filing a new Beneficiary Designation with the Custodian.

             CUSTODIAL FEES
Set Up Fee....................$25.00
Annual Maintenance Fee........$25.00
(Not pro-rated for less than calendar
year)
Closing Fee...................$25.00

                       REVOCATION
   Revocation in accordance with Disclosure Statement
   MUST be made in writing to custodian within seven
   (7) days from date IRA account was established.



APPOINTMENT OF BROKER
I understand that I have the right and obligation to direct the investment and reinvestment of contributions to my account and hereby appoint PSI as my agent to execute security trades at my direction as Broker under the terms of the Custodial Agreement. I also understand that securities held in my self-directed IRA are not insured by the FDIC or any other agency of government. I hereby acknowledge that BHC Securities, Inc., a NYSE Member Firm, will be acting as agent for PSI pursuant to the Clearing Arrangement between the two firms.

                           AGREEMENT TO PARTICIPATE
I hereby adopt the Individual Retirement Account Custodial Agreement which is incorporated herein by reference and acknowledge having received and read it, I further acknowledge having received and read the IRA Disclosure Statement and the Prospectus (if applicable) for each investment I have elected to invest in my IRA account. Under the penalties of perjury, I certify that the Social Security Number on this form is true, correct and complete. Additionally, I have read, understand and agree to the terms of the predispute arbitration clause, a copy of which I have received, as found in paragraph 13 on the reverse side hereof.

Signature of Participant      /s/Wesley P. Gluck
Date 11/29/93

Accepted:  The Provident Bank as Custodian By: /s/ [illegible]
 Date 12/2/93

Accepted:
  provident Securities & Investment Company as Broker By: /s/ [illegible]
                                                                   -------------
 .....      Date 12/2/93
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